SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                              ---------------------

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 000-32143


                        DATE OF REPORT: NOVEMBER 24, 2004


                               BIB HOLDINGS, LTD.
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             (Exact name of registrant as specified in its charter)


NEVADA                                                                33-0895699
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(State of other jurisdiction of                                    (IRS Employer
incorporation or organization                                Identification No.)


7409 OAK GROVE AVENUE, LAS VEGAS, NEVADA                                   89117
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(Address of principal executive offices)                              (Zip Code)


                                 (702) 243-8809
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               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/_/ Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 AND 8.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND OTHER
                        EVENTS; CHANGES IN CONTROL OF REGISTRANT;

ITEM 2.01               COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS;

ITEM 2.03               CREATION OF A DIRECT FINANCIAL OBLIGATION;

ITEM 3.02               UNREGISTERED SALES OF EQUITY SECURITIES; AND

ITEM 5.02               DEPARTURE OF DIRECTORS; ELECTION OF DIRECTORS;
                        APPOINTMENT OF PRINCIPAL OFFICERS.

On November 23, 2004, BIB Holdings, Ltd., a Nevada corporation ("BIB"), BIB Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of BIB, and Incode Corporation, a Delaware corporation ("Incode") entered into an Agreement and Plan of Merger (the "Merger Agreement"). The merger contemplated by the Merger Agreement (the "Merger") was completed on November 29, 2004. As a result of the Merger, Incode became a wholly-owned subsidiary of BIB and all outstanding shares of Incode's capital stock held by its sole stockholder were converted into shares of capital stock in BIB. Incode is a technology services company whose business model is the acquisition, development and commercialization of innovative subscription-based eBusinesses.

Immediately prior to the Merger, Incode entered into a Convertible Debenture Purchase Agreement (the "Purchase Agreement"), dated as of November 23, 2004, with Highgate House LLC, an accredited investor located in Minnesota ("Highgate"), pursuant to which it sold and issued convertible debentures to Highgate in an aggregate principal amount of up to $1,000,000 in a private placement pursuant to Rule 504 of Regulation D under the Securities Act of 1933, as amended. A debenture in the aggregate principal amount of $500,000 was issued for gross proceeds of $500,000 in cash (the "Initial Debenture") and an additional debenture in the aggregate principal amount of $500,000 (the "Contingent Debenture" and collectively with the Initial Debenture, the "Debentures") were issued in exchange for a promissory note from Highgate in the principal amount of $500,000 (the "Note"). Each of the Debentures has a maturity date of November 22, 2006, subject to earlier conversion or redemption pursuant to its terms, and bears interest at the rate of 5% per year, payable in cash or shares of common stock at the option of the holder of the Debentures. As a result of the Merger, BIB has assumed the rights and obligations of Incode in the private placement, including the gross proceeds raised through the sale of the Debentures, the Note issued by Highgate to Incode, and Incode's obligations under the Debentures and the Purchase Agreement.

Further, in contemplation of the Merger, BIB entered into Amendment No. 4 to its Share Purchase and Sale Agreement with Incode's sole shareholder, Incandent Capital, LLC ("Incandent"), on November 22, 2004 (the "Amendment"), and a Subsidiary Stock Purchase Agreement with Barry Binder, Ian Binder and Robert
Sautter (the "Subsidiary Purchasers") on November 22, 2004. The Amendment provides for the issuance to Incandent of one million shares of BIB's Series A preferred stock. Each new share of the Series A preferred stock is entitled to four hundred votes at any meeting of the Company's shareholders, and is convertible into two hundred shares of common stock at any time after December 31, 2005. The Subsidiary Stock Purchase Agreement provides for the transfer to the Subsidiary Purchasers of all of the capital stock of BIB, Ltd., BIB's wholly-owned subsidiary and sole operating division prior to the Merger, in return for 250,000 shares of BIB's common stock and the assumption of and indemnification against any and all liabilities of BIB and BIB Ltd, with the sole exception of BIB's debt payable to Cornell Capital Partners, LP. In further consideration for the sale of BIB Ltd., the Subsidiary Purchasers agreed and acknowledged that BIB Ltd. had indemnified Incode and Incandent Capital, LLC, pursuant to sections 3.2 and 3.3 of the Share Purchase and Sale Agreement, as amended, by and between BIB and Incandent and that such indemnification obligations are continuing obligations of BIB Ltd.

The Debentures are convertible into unrestricted shares of BIB common stock at a conversion price that is the lower of $0.0035 or seventy-five percent (75%) of the average of the three lowest closing per share bid prices for the common stock during the thirty trading days prior to conversion. The conversion price and number of shares of common stock issuable upon conversion of the Debentures is subject to adjustment for stock splits and combinations and other dilutive events. To satisfy its conversion obligations under the Debentures, BIB has placed 50,000,000 shares of common stock into escrow for potential issuance to Highgate upon conversion of the Debentures.

In addition, the Debentures may not be converted if after such conversion the holder would beneficially own more than 5% of BIB's then outstanding common stock, unless the holder waives this limitation by providing BIB 75 days prior notice. BIB has the right to redeem the Debentures, in whole, at any time on 30 days advanced notice for 125% of the principal amount of the outstanding Debentures being redeemed, plus accrued and unpaid interest. In addition, if at any time any of the Debentures are outstanding, BIB receives debt or equity financing in an amount equal to or exceeding Five Million Dollars ($5,000,000) in a single transaction or series of related transactions (excluding any portion of such financing consisting of forgiveness of debt or other obligations), BIB is required to redeem the Debentures (including the Contingent Debenture) for 150% of the amount of the then outstanding Debentures, less the amount of the
Note if not then repaid. If trading in the common stock is suspended (other than suspensions of trading on such market or exchange generally or temporary suspensions pending the release of material information) for more than ten trading days, or if the common stock is delisted from the exchange, market or system on which it is then traded, Highgate may elect to require BIB to redeem all then outstanding Debentures and any shares of common stock held by Highgate through prior conversions at a price equal to the sum of the aggregate market value of the common stock then held by Highgate, less the amount of the Note if not then repaid, through prior conversions plus the value of all unconverted Debentures then held by Highgate, calculated in each case in the manner set forth in the Purchase Agreement. BIB would owe an interest penalty of 15% per year on any payments not made within 7 business days of a redemption request made pursuant to the preceding sentence. Pursuant to the Purchase Agreement, until the earlier of November 22, 2006 and the date all of the Debentures are paid in full, BIB is prohibited from offering or issuing any floorless convertible security or any equity line of credit, although it may enter into any other debt or equity financing during such period. Until such time as it no longer holds any Debentures, neither Highgate, nor their respective affiliates, may engage in any short sales of the Common Stock if there is no offsetting long position in the Common Stock then held by Highgate or their respective affiliates.

The foregoing descriptions of the transactions completed by the Company and Incode, the Debentures issued in the private placement between Incode and Highgate, and the assumption by BIB of the rights and obligations under the Debentures, are only a summary and are qualified in their entirety by reference to the documents filed as exhibits to this Current Report on Form 8-K, which exhibits are hereby incorporated herein by reference.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Upon the effectiveness of the Incode Merger, there were 217,243,231 shares of BIB's common stock issued and outstanding as well as 1,000,000 shares of Series A Preferred Stock convertible into 200,000,000 common shares, or 417,243,231 common shares on a fully diluted basis. The following table sets forth the number of BIB's shares beneficially owned by each person who, as of the closing, will own beneficially more than 5% of either class of the BIB's voting stock, as well as the ownership of such shares by each director of BIB and the shares beneficially owned by the new directors as a group.

NAME AND ADDRESS OF BENEFICIAL OWNER          AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP  PERCENT AND CLASS OF STOCK
--------------------------------------------------------------------------------------------------------------------
James Grainer (1)                                                                   --              0% Common Stock
                                                                                    --        0% Series A Preferred

Current executive officers and directors as a group (1 person)                      --              0% Common Stock
                                                                                    --        0% Series A Preferred

Incandent Capital, LLC                                                              --              0% Common Stock
                                                                             1,000,000      100% Series A Preferred

1. Mr. Grainer has an understanding with Incode that shortly after the completion of the Incode Merger, the Registrant will issue common shares to Mr. Grainer to compensate him for services rendered in connection with the Incode Merger. The number of shares that will be issued has not yet been determined.

                        DIRECTORS AND EXECUTIVE OFFICERS

On November 23, 2004 Gail Binder, Mark Binder, and Jeff Kaplan resigned from their positions as the officers and directors of BIB. Their resignations were a condition for the Merger.

This table identifies the officers and the members of BIB's Board of Directors after the Incode Merger. Directors serve until the next annual meeting of shareholders and until their successors are elected and qualify. Officers serve at the pleasure of the Board of Directors.

NAME              AGE      POSITION                                         DIRECTOR SINCE
------------------------------------------------------------------------------------------
James Grainer     50       Director, President, Chief Financial Officer     2004

James L. Grainer. Mr. Grainer has made his career in the fields of investment banking and financial management and accounting. Since June 2004 Mr. Grainer has been a consultant to GreenWorks Corporation, assisting GreenWorks in connection with its acquisition of Enviro-Sciences, Inc. Mr. Grainer is also currently the president and chief financial officer of Telco-Technology, Inc. From 2003 until June 2004 Mr. Grainer was the Chief Financial Officer of Polo Linen, where he was responsible for that company's financial management and was involved in all aspect of strategic management. From 2001until 2003 Mr. Grainer was the Managing Director of Investment Banking and Head of the Investment Banking Group at Zanett Securities, a merchant banking firm located in New York City. From 1992 until 2001 Mr. Grainer was a Managing Director in the Investment Banking Group at Prudential Securities, where he served as a member of the Management Committee for the Prudential Securities Private Equity Fund and held other financial management positions. Prior to joining Prudential Securities, Mr. Grainer was employed by Deloitte & Touche, Mr. Grainer is licensed as a certified public accountant in the State of New York.

NOMINATING AND AUDIT COMMITTEE

The Board of Directors does not have an audit committee or a nominating committee, due to the small size of the Board. Mr. Grainer, however, is an "audit committee financial expert" within the definition given by the
Regulations of the Securities and Exchange Commission, by reason of his experience in public accounting and as a financial officer.

CODE OF ETHICS

BIB does not have a written code of ethics applicable to its executive officers. The Board of Directors has not adopted a written code of ethics because there is only one member of management.

SHAREHOLDER COMMUNICATIONS

The Board of Directors will not adopt a procedure for shareholders to send communications to the Board of Directors until it has reviewed the merits of several alternative procedures.

EXECUTIVE COMPENSATION

Mr. Grainer has not received compensation from either Incode or any affiliate of any of them.

RELATED PARTY TRANSACTIONS

Since August 2004 Mr. Grainer has been acting as a consultant to Incode Corporation. In that role, he has assisted in negotiating the Incode Merger and has performed due diligence for Incode in connection with that transaction. In compensation for his services, Incode has agreed that after the acquisition the Company will issue shares of common stock to Mr. Grainer. The number of shares to be issued will be determined by agreement among Mr. Grainer and the shareholders of Incode.

                             BUSINESS OF THE COMPANY

The Company today has one asset: the outstanding shares of Incode. Incode was founded to acquire, develop and commercialize innovative subscription-based eBusinesses in the online dating, information, retail, industrial, and financial services sectors. Incode recently announced its plans to acquire an industrial services subscription portal, several online dating services, and to develop a streaming financial and market information service in connection with the merger with BIB. Additional information is available online at www.incodetech.com.

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 29, 2004, we dismissed Lazar Levine & Felix, LLP as our principal independent accountant. Our board of directors has approved the dismissal of Lazar Levine & Felix, LLP.

         From the date of Lazar Levine & Felix, LLP 's appointment through the date of their dismissal on November 29, 2004, there were no disagreements between our company and Lazar Levine & Felix, LLP on any matter listed under
Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Lazar Levine & Felix, LLP would have caused them to make reference to the matter in its reports on our financial statements. From the date of Lazar Levine & Felix, LLP 's appointment through the date of their dismissal on November 29, 2004, Lazar Levine & Felix, LLP did not issue any report on the financial statements of the Company which contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

         We provided Lazar Levine & Felix, LLP with a copy of this Current Report on Form 8-K on November 30, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Lazar Levine & Felix, LLP., dated December 1, 2004, is attached to this Form 8-K as an exhibit.

ITEM 9.01                  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith:

         Exhibit 2.1 Agreement and Plan of Merger, dated as of November 23, 2004, by and among BIB Holdings, Ltd., a Nevada corporation, BIB Acquisition, Inc., a Delaware corporation, and Incode Corporation, a Delaware corporation.

         Exhibit 2.2 Amendment No. 4 to Share Purchase and Sale Agreement, dated November 23, 2004, by and among BIB Holdings, Ltd., a Nevada corporation, Incode Corporation, a Delaware corporation, and Incandent Capital, LLC, a New Jersey limited liability company.

         Exhibit 2.3 Subsidiary Stock Purchase Agreement, dated November 23, 2004, by and among BIB Holdings, Ltd., a Nevada corporation, and Barry Binder, Ian Binder and Robert Sautter.

         Exhibit 4.1 Convertible Debenture Purchase Agreement, dated as of November 22, 2004, by and between Incode Corporation and Highgate House, LLC.

         Exhibit 4.2 Promissory Note, in the amount of $500,000, originally issued by Highgate House, LLC, to Incode Corporation on November 22, 2004.

         Exhibit 16.1   Letter from Lazar Levine & Felix,  LLP dated December 1,
                        2004,   regarding   their  dismissal  as  the  Company's
                        independent auditors.

         Exhibit 99.1   Press Release Dated November 30, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



BIB HOLDINGS, LTD.



By:            /S/ JIM GRAINER
               ---------------
                   JIM GRAINER
                   President and Chief Financial Officer

Date:              December 1, 2004

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

Exhibit 2.1 Agreement and Plan of Merger, dated as of November 23, 2004, by and among BIB Holdings, Ltd., a Nevada corporation, BIB Acquisition, Inc., a Delaware corporation, and Incode Corporation, a Delaware corporation.

Exhibit 2.2 Amendment No. 4 to Share Purchase and Sale Agreement, dated November 23, 2004, by and among BIB Holdings, Ltd., a Nevada corporation, Incode Corporation, a Delaware corporation, and Incandent Capital, LLC, a New Jersey limited liability company.

Exhibit 2.3 Subsidiary Stock Purchase Agreement, dated November 23, 2004, by and among BIB Holdings, Ltd., a Nevada corporation, and Barry Binder, Ian Binder and Robert Sautter.

Exhibit 4.1 Convertible Debenture Purchase Agreement, dated as of November 22, 2004, by and between Incode Corporation and Highgate House, LLC.

Exhibit 4.2 Promissory Note, in the amount of $500,000, originally issued by Highgate House, LLC, to Incode Corporation on November 22, 2004.

Exhibit 16.1      Letter from Lazar Levine & Felix,  LLP dated December 1, 2004,
                  regarding  their   dismissal  as  the  Company's   independent
                  auditors.

Exhibit 99.1      Press Release Dated November 30, 2004.